A Special Meeting of Shareholders of the Yorkville
High Income MLP ETF (the Fund) was held on May 26,
2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment advisory agreement between Exchange Traded Concepts Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC, the Funds investment adviser. With respect to the Fund the motion was approved with the following voting results:


NO. OF SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
For
8,417,626
40.96%
94.97%
Against
257,100
1.25%
2.90%
Abstain
188,967
0.92%
2.13%
Total
8,863,693
43.13%
100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment sub-advisory agreement between the
Adviser and Yorkville ETF Advisors, LLC. With respect to the Fund the motion was approved with the following voting results:


NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
For
8,408,301
40.92%
94.87%
Against
256,529
1.25%
2.89%
Abstain
198,862
0.97%
2.24%
Total
8,863,692
43.14%
100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new trading sub-advisory agreement between the Adviser and Penserra Capital Management LLC. With respect to the
Fund the motion was approved with the following voting results:


NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
For
8,419,109
40.97%
94.98%
Against
252,220
1.23%
2.85%
Abstain
192,364
0.94%
2.17%
Total
8,863,693
43.14%
100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of all series of the Trust, including the Fund, as of the close of business on March 27, 2015 approved the election of Timothy J.
Jacoby as a Trustee of the Trust. With respect to the Fund the motion was approved with the following voting results:


NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
For
11,678,531
56.83%
96.20%
Withhold
461,413
2.25%
3.80%
Total
12,139,944
59.08%
100.00%





A Special Meeting of Shareholders of the
Yorkville High Income Infrastructure MLP ETF
(the Fund) was held on May 26, 2015.
At the Special Meeting,
shareholders of record of the Fund
as of the close of
business on March 27, 2015 approved
a new investment advisory agreement
between Exchange Traded Concepts Trust,
on behalf of the Fund, and Exchange Traded Concepts, LLC, the Funds investment adviser.
With respect to the Fund the motion was approved with the following voting results:


NO. OF SHARES
% OF OUTSTANDING
SHARES
% OF SHARES VOTED
For
1,340,471
44.68%
97.05%
Against
14,838
0.49%
1.07%
Abstain
26,025
0.87%
1.88%
Total
1,381,334
46.04%
100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment sub-advisory agreement between the Adviser and Yorkville ETF Advisors, LLC.
With respect to the Fund the motion was
approved with the following voting results:


NO. OF SHARES
% OF OUTSTANDING
SHARES
% OF SHARES VOTED
For
1,338,887
44.63%
96.92%
Against
16,375
0.55%
1.19%
Abstain
26,072
0.87%
1.89%
Total
1,381,334
46.05%
100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015.
At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new trading sub-advisory agreement between the
Adviser and Penserra Capital Management LLC.
With respect to the
Fund the motion was approved with the
following voting results:


NO. OF SHARES
% OF OUTSTANDING
SHARES
% OF SHARES VOTED
For
1,339,003
44.63%
96.93%
Against
19,965
0.67%
1.45%
Abstain
22,366
0.75%
1.62%
Total
1,381,334
46.05%
100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of all series of the Trust, including the Fund, as of the close of business on March
27, 2015 approved the election of Timothy J. Jacoby as a Trustee of the Trust. With respect to the Fund the motion was approved with the following voting results:


NO. OF SHARES
% OF OUTSTANDING
SHARES
% OF SHARES VOTED
For
1,862,800
62.09%
98.56%
Withhold
27,178
0.91%
1.44%
Total
1,889,978
63.00%
100.00%



Yorkville High Income Infrastructure MLP ETF
Shareholder Voting Results
 (Unaudited)